WARRANT EXCHANGE AGREEMENT

            This Warrant Exchange Agreement (this "Agreement") is dated as of November 20th, 2006, by and between VILLAGEEDOCS, a California corporation (the "Company"), and BARRON PARTNERS, LP, a Delaware limited partnership (the " Holder ").

Recitals:

            WHEREAS, the Holder currently holds (i) Stock Purchase Warrants "A" to purchase an aggregate of 32,000,000 shares of the Company's common stock, no par value ("Common Stock"), issued pursuant to that Note Purchase Agreement dated as of April 13, 2005 (the "Purchase Agreement") by and between the Company and the Holder (the "Series A Warrants") and (ii) Stock Purchase Warrants "B" to purchase an aggregate of 8,000,000 shares of the Company's Common Stock, issued pursuant to the Purchase Agreement dated as of April 13th, 2005 by and among the Company and the purchasers named therein (the "Series B Warrants" and, collectively with the Series A Warrants and the Series B Warrants, the "Warrants");

            WHEREAS, it is in the best interest of the Company and its shareholders to eliminate certain penalty provisions pertaining to the failure of the Company to keep current the Registration Statement that includes shares of Common Stock currently owned by Holder;

            WHEREAS, subject to the terms and conditions set forth herein, the Company desires to cancel the Warrants and all rights associated therewith and the Holder is willing to exchange the Warrants for 22,500,000 shares of the Company's Series A Preferred Stock (the "Preferred Stock").

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

AGREEMENT:

            1.  Securities Exchange.

            (a)  In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Holder agrees to deliver to the Company the Warrants in exchange for 22,500,000 shares of the Company's Preferred Stock and the Company agrees to issue and deliver 22,500,000 shares of the Company's Preferred Stock to the Holder in exchange for the Warrants.

            (b)  The Company will file a Registration Statement on Form SB2 by December 7, 2006 with the United States Securities and Exchange Commission and include on such Registration Statement all shares of Common Stock currently owned by Holder and all shares acquired by Holder upon exercise of conversion of shares of Preferred Stock into shares of Common Stock.  The penalty provision for VEDO stock included in the registration statement shall be reinstated effective March 1, 2007 if such registration statements has not been declared effective on or before February 28, 2007.  If the registration statement has been declared effective on or before February 28, 2007, all penalties will be waived that have accrued through February 28th, 2007.

            (c)  The Holder shall have all rights with respect to the Preferred Stock issued hereunder in exchange for the Warrants granted pursuant to the Purchase Agreement ,as if the new shares of preferred Stock issuable pursuant to this Agreement were issued as part of the original Purchase Agreement. All rights of  Holder with respect to the Warrants shall be cancelled.

            (d)  The closing under this Agreement (the "Closing") shall take place at the offices of Johnson, Pope, Bokor, Ruppel & Burns, LLP, 911 Chestnut Street, Clearwater, FL 33756 upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the "Closing Date").

            (e)  At the Closing, the Company shall issue to the Holder one or more certificates aggregating 22,500,000 shares of the Company's Preferred Stock, and the Holder shall deliver to the Company for cancellation the Warrants, whereupon Holder shall have no further rights pursuant to the Warrants.  Unless directed otherwise by the Holder at least five (5) days prior to the Closing, the Company will issue a single certificate for all 22,500,000 shares of Preferred Stock in the name of Holder.

            2.  Representations, Warranties and Covenants of the Holder. The Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company, as follows:

            (a)  Holder is a limited partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

            (b)  This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (c)  The Holder understands that the Preferred Stock is being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act ") and applicable state securities laws.

            (d)  The Holder is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

            (e)  The Holder is and will be acquiring the Preferred Stock for the Holder's own account, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws.

            (f)  The offer and sale of the Preferred Stock is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) and/or 4(2) thereof. The Holder understands that the Securities purchased hereunder have not been registered under the Securities Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

            3.  Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

            (a)  The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of California, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

            (b)  The Preferred Stock has been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Preferred Stock shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

            (c)  This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (d)  The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A)  the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B), (ii) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

            (e)  The delivery and issuance of the Preferred Stock in accordance with the terms of and in reliance on the accuracy of the Holder's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

            (f)  No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Preferred Stock or the consummation of any other transaction contemplated by this Agreement.

            (g)  The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Preferred Stock hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Preferred Stock, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Preferred Stock under the registration provisions of the Securities Act and applicable state securities laws.  Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Preferred Stock.

            (h)  The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to the Holder or to any third party for the solicitation of the exchange of the Warrants for shares of Preferred Stock pursuant to this Agreement.

            4.  Conditions Precedent to the Obligation of the Company to Issue the Preferred Stock.  The obligation hereunder of the Company to issue and deliver the Preferred Stock to the Holder is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            (a)  The Holder shall have executed and delivered this Agreement.

            (b)  The Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

            (c)  The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

            5.  Conditions Precedent to the Obligation of the Holder to Accept the Preferred Stock. The obligation hereunder of the Holder to accept the Preferred Stock is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion.

            (a)  The Company shall have executed and delivered this Agreement.

            (b)  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

            (c)  Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

            (d)  No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

            (e)  As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

            6.  Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on  forum non conveniens , to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

            7.  Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section 7), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

If to the Company:

14471 Chambers Road, Suite 105
            Tustin, California  92780
            Attention: K. Mason Conner, Chief Executive Officer
            Facsimile No.: (714) 734-1040

                                    With a copy to:

                                    Johnson, Pope, Bokor, Ruppel & Burns, LLP
                                    911 Chestnut Street
                                    Clearwater, Florida 33756
                                    Attn:  Michael T. Cronin, Esq.
                                    Facsimile No.: (727) 441-8617

If to the Investor:

                                    Barron Partners L.P.
                                    c/o Barron Capital Advisors, LLC
                                    730 Fifth Avenue, 25th Floor
                                    New York, New York 10019
                                    Attn: Andrew Barron Worden

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

            8.  Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

            9.  Counterparts.  This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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            IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

THE COMPANY:

VILLAGEEDOCS

 /s/ K. Mason Conner

By: K. Mason Conner
Title: Chief Executive Officer

HOLDER:

BARRON PARTNERS LP

 /s/ Andrew Barron Worden

Andrew Barron Worden
President, General Partner of
Barron Partners LP
730 Fifth Avenue, 25th Floor
New York NY 10019

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